Exhibit 99.1

Mine Safety and Health Administration Data

Our subsidiaries’ mining operations have consistently been recognized with numerous local, state and national awards over the years for outstanding safety performance.

Our Running Right safety process involves all employees in accident prevention and continuous improvement. Safety leadership and training programs are based upon the concepts of situational awareness and observation, changing behaviors, and most importantly employee involvement. The core elements of our behavior based safety training include identification of critical behaviors, frequency of those behaviors, employee feedback and removal of barriers for continuous improvement.

The Running Right program empowers all employees to champion the safety process. Every person is challenged to identify hazards and initiate corrective actions. Reporting is anonymous, allowing hazards to be dealt with in a timely manner.

All levels of the organization are expected to be proactive and commit to perpetual improvement, implementing new safety processes that promote a safe and healthy work environment.

Our subsidiaries operate multiple mining complexes in six states and are regulated by both the U.S. Mine Safety and Health Administration (“MSHA”) and state regulatory agencies. As described in more detail in the “Environmental and Other Regulatory Matters” section of our Annual Report on Form 10-K for the year ended December 31, 2010, the Federal Mine Safety and Health Act of 1977, as amended (the “Mine Act”) and state regulatory agencies, among other regulations, imposes stringent safety and health standards on all aspects of mining operations. Regulatory inspections are mandated by these agencies with thousands of inspection shifts at our properties each year. Citations and compliance metrics at each of our 149 mines and 39 coal preparation facilities vary, due to the size and type of the operation. We endeavor to conduct our mining and other operations in compliance with all applicable federal, state and local laws and regulations. However, violations occur from time to time. None of the violations identified or the monetary penalties assessed upon us set forth in the tables below have been material.

On August 30, 2011, Support Mining Company d/b/a Inman Coal (“Inman”) and Independence Coal Company, Inc. (“Independence”), subsidiaries of the Company, received written notice from MSHA alleging that Inman’s Randolph Mine and Independence’s Justice #1 Mine have the potential to have a pattern of violations (“PPOV”) under section 104(e) of the Mine Act.  The PPOV notices are based on citations and orders issued by MSHA to Inman and Independence during the twelve month period from September 1, 2009 through August 31, 2010. On June 1, 2011, the Company acquired Massey Energy Company (“Massey”), the ultimate parent of Inman and Independence.  Since the change in ownership, significant management changes have been made at both mines.  Inman and Independence have analyzed the nature and type of the subject citations and orders issued during Massey’s ownership and developed a written plan for corrective action at their respective mines, which plans have been approved by MSHA.

The SEC recently proposed Item 106 of Regulation S-K (17 CFR 229.106) to implement Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 regarding mine safety reporting. It is possible that the final rule adopted by the SEC will require disclosures to be presented in a manner that differs from this presentation.

For reporting purposes of the Dodd-Frank Act, we include the following table that sets forth the total number of specific citations and orders and the total dollar value of the proposed civil penalty assessments that were issued by MSHA during the current reporting period and a list of legal actions pending before the Federal Mine Safety and Health Review Commission, including the Administrative Law Judges thereof, pursuant to the Mine Act, for each of our subsidiaries that is a coal mine operator, by individual mine.

		Significant and
		Substantial
		Citations		Unwarrantable			Dollar Value		Legal Actions
		(Section 104 of		Failure		Flagrant	of Proposed		pending before
		the Mine Act)	Failure to Abate	Citations/	Imminent	Violations	Civil Penalty		the Federal
		*Excludes	Orders	Orders	Danger Orders	(Section	Assessments		Mine Safety and
		104(d)	(Section	(Section	(Section	110(b)(2)	(in		Health Review
MSHA Mine		citations/	104(b) of the	104(d) of the	107(a) of the	of the	Thousands)	Mining Related	Commission
ID	Mine Operator	orders	Mine Act)	Mine Act)	Mine Act)	Mine Act)	(1)	Fatalities	(2)
4604669	Alex Energy, Inc.	—	—	—	—	—	$0.12	—	2
4608977	Alex Energy, Inc.	—	—	—	—	—	$3.31	—	2
4608787	Alex Energy, Inc.	10	—	2	—	—	$13.03	—	14
4609283	Alex Energy, Inc.	—	—	—	—	—	$—	—	—
4606870	Alex Energy, Inc.	3	—	—	—	—	$5.41	—	15
4607165	Alex Energy, Inc.	—	—	—	—	—	$—	—	7
4608838	Alex Energy, Inc.	—	—	—	—	—	$—	—	8
4608789	Alex Energy, Inc.	—	—	—	—	—	$3.07	—	1
4608961	Alex Energy, Inc.	—	—	—	—	—	$0.79	—	—
4609242	Alex Energy, Inc.	—	—	—	—	—	$—	—	—
4800732	Alpha Coal West, Inc.	1	—	—	—	—	$9.30	—	—
4801078	Alpha Coal West, Inc.	4	—	—	—	—	$7.14	—	2
3609284	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—	—
3609648	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—	—
3608848	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—	—
3609414	AMFIRE Mining Company, LLC	—	—	—	—	—	$1.75	—	—
3608422	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—	—
3607688	AMFIRE Mining Company, LLC	—	—	—	—	—	$0.20	—	—
3608704	AMFIRE Mining Company, LLC	2	—	—	—	—	$8.24	—	9
3609033	AMFIRE Mining Company, LLC	—	—	—	—	—	$1.09	—	2
3608620	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—	—
3609127	AMFIRE Mining Company, LLC	—	—	—	—	—	$2.10	—	4
3608850	AMFIRE Mining Company, LLC	3	—	—	—	—	$3.70	—	5
3609005	AMFIRE Mining Company, LLC	4	—	—	—	—	$2.84	—	3
3609042	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—	—
3609246	AMFIRE Mining Company, LLC	—	—	—	—	—	$0.20	—	—
3608497	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—	—
3609342	AMFIRE Mining Company, LLC	—	—	—	—	—	$0.69	—	—
3609140	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—	—
4609299	Aracoma Coal Company	8	—	—	—	—	$7.83	—	7
4609361	Aracoma Coal Company	—	—	—	—	—	$—	—	1
4607897	Aracoma Coal Company	—	—	—	—	—	$—	—	—
4608019	Aracoma Coal Company	—	—	—	—	—	$—	—	6
4608801	Aracoma Coal Company	29	—	2	—	—	$578.91	—	33
4608802	Aracoma Coal Company	4	—	—	—	—	$56.95	—	12
4608224	Aracoma Coal Company	—	—	—	—	—	$—	—	1
4605086	Bandmill Coal Corp.	8	—	—	—	—	$6.27	—	11
4608263	Bandmill Coal Corp.	—	—	—	—	—	$—	—	6

4609134	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—	—
4609133	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—	—
4609066	Brooks Run Mining Co., LLC	4	—	—	—	—	$8.50	—	31
4609353	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—	—
4608218	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—	4
4608885	Brooks Run Mining Co., LLC	4	—	—	—	—	$2.06	—	13
4609126	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—	8
4609036	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—	2
4609351	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—	—
4609055	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—	2
4606263	Brooks Run Mining Co., LLC	10	—	—	—	—	$10.03	—	19
4609348	Brooks Run Mining Co., LLC	2	—	—	—	—	$0.65	—	1
4609371	Brooks Run Mining Co., LLC	1	—	—	—	—	$0.67	—	1
1518197	Cave Spur Coal, LLC	7	—	—	—	—	$2.88	—	9
1519446	Cave Spur Coal, LLC	—	—	—	—	—	$—	—	—
4603181	Clear Fork Coal Company	—	—	—	—	—	$—	—	—
1518241	Cloverlick Coal Company, LLC	4	—	—	—	—	$6.00	—	24
1519418	Cloverlick Coal Company, LLC	2	—	—	—	—	$4.06	—	12
1519308	Coalgood Energy Company	—	—	—	—	—	$37.05	—	18
4607985	Cobra Natural Resources, LLC	4	—	—	—	—	$94.21	—	5
4608730	Cobra Natural Resources, LLC	25	—	1	—	—	$8.65	—	19
4607484	Cobra Natural Resources, LLC	—	—	—	—	—	$—	—	3
3609744	Coral Energy Services, LLC	—	—	—	—	—	$0.10	—	—
3605018	Cumberland Coal Resources, LP	10	—	1	—	—	$11.64	—	25
4605649	Delbarton Mining Company	—	—	—	—	—	$0.56	—	4
4406864	Dickenson-Russell Coal Co., LLC	24	—	—	—	—	$45.41	—	11
4406444	Dickenson-Russell Coal Co., LLC	20	—	2	—	—	$66.52	—	13
4407146	Dickenson-Russell Coal Co., LLC	9	—	—	1	—	$42.42	—	8
4405311	Dickenson-Russell Coal Co., LLC	—	—	—	—	—	$1.92	—	—
4400271	Dickenson-Russell Coal Co., LLC	—	—	—	—	—	$—	—	—
4402277	Dickenson-Russell Coal Co., LLC	—	—	—	—	—	$—	—	1
4407052	Dorchester Enterprises, Inc.	15	—	—	—	—	$82.01	—	3
4607711	Eagle Energy Inc.	—	—	—	—	—	$—	—	—
4609054	Elk Run Coal Company, Inc.	4	—	—	—	—	$—	—	8
4607938	Elk Run Coal Company, Inc.	2	—	—	—	—	$14.11	—	27
4609293	Elk Run Coal Company, Inc.	5	—	—	1	—	$—	—	13
4608553	Elk Run Coal Company, Inc.	13	—	—	—	—	$16.24	—	81
4608402	Elk Run Coal Company, Inc.	2	—	—	—	—	$0.10	—	13
4608923	Elk Run Coal Company, Inc.	—	—	—	—	—	$—	—	1
4608108	Elk Run Coal Company, Inc.	1	—	—	—	—	$—	—	3
4607009	Elk Run Coal Company, Inc.	9	—	—	—	—	$5.23	—	17
4606188	Elk Run Coal Company, Inc.	1	—	1	—	—	$—	—	6
4608479	Elk Run Coal Company, Inc.	—	—	—	—	—	$—	—	—
4608599	Elk Run Coal Company, Inc.	—	—	—	—	—	$—	—	—
4609163	Elk Run Coal Company, Inc.	18	—	2	—	—	$60.69	—	28
4608384	Elk Run Coal Company, Inc.	20	—	—	—	—	$102.03	—	26

4608549	Endurance Mining	—	—	—	—	—	$0.10	—	2
1519189	Enterprise Mining Company, LLC	—	—	—	—	—	$—	—	2
1518507	Enterprise Mining Company, LLC	8	—	—	—	—	$10.55	—	5
1519116	Enterprise Mining Company, LLC	6	—	—	—	—	$4.67	—	4
1516858	Enterprise Mining Company, LLC	—	—	—	—	—	$0.20	—	—
1511121	Enterprise Mining Company, LLC	—	—	—	—	—	$0.10	—	—
1507082	Freedom Energy Mining Company	4	—	—	—	—	$128.41	—	41
3609741	Freeport Mining, LLC	—	—	—	—	—	$—	—	—
4605317	Goals Coal Company	—	—	—	—	—	$8.52	—	—
4603202	Green Valley Coal Company	—	—	—	—	—	$0.40	—	—
4605403	Green Valley Coal Company	—	—	—	—	—	$—	—	—
4607950	Greyeagle Coal Company	—	—	—	—	—	$0.12	—	—
4407127	Guest Mountain Mining Corporation	7	—	—	—	—	$4.97	—	1
4407251	Guest Mountain Mining Corporation	5	—	—	—	—	$12.32	—	—
4405815	Guest Mountain Mining Corporation	—	—	—	—	—	$—	—	—
4407138	Guest Mountain Mining Corporation	3	—	—	—	—	$22.74	—	3
4407262	Guest Mountain Mining Corporation	2	—	—	—	—	$2.50	—	—
4609347	Hazy Ridge Coal Company	—	—	—	—	—	$—	—	—
4603158	Herndon Processing Company, LLC	—	—	—	—	—	$—	—	—
4608693	Highland Mining Company	1	—	1	—	—	$3.69	—	17
4606558	Highland Mining Company	3	—	—	—	—	$1.94	—	4
4609204	Highland Mining Company	—	—	—	—	—	$—	—	—
4608935	Independence Coal Company, Inc.	—	—	—	—	—	$—	—	—
4609328	Independence Coal Company, Inc.	3	—	—	—	—	$19.74	—	13
4608735	Independence Coal Company, Inc.	17	—	—	—	—	$98.56	—	24
4608700	Independence Coal Company, Inc.	—	—	—	—	—	$—	—	—
4607273	Independence Coal Company, Inc.	60	1	15	—	—	$408.03	—	27
4603755	Independence Coal Company, Inc.	—	—	—	—	—	$9.90	—	7
4608844	Independence Coal Company, Inc.	—	—	—	—	—	$—	—	—
4608933	Independence Coal Company, Inc.	—	—	—	—	—	$—	—	—
4605992	Independence Coal Company, Inc.	3	—	—	—	—	$—	—	2
4608655	Independence Coal Company, Inc.	—	—	—	—	—	$0.20	—	—
4604637	Kepler Processing Company, LLC	14	—	—	—	—	$—	—	—
4608625	Kingston Mining, Inc.	10	—	—	—	—	$18.82	—	14
4608932	Kingston Mining, Inc.	11	—	—	—	—	$37.85	—	17
4604343	Kingston Processing, Inc.	5	—	—	—	—	$1.41	—	1
4608751	Kingwood Mining Company, LLC	—	—	—	—	—	$—	—	3
4608753	Kingwood Mining Company, LLC	—	—	—	—	—	$—	—	—
4407281	Knox Creek Coal Corp.	—	—	—	—	—	$1.23	—	—
4405236	Knox Creek Coal Corp.	—	—	—	—	—	$0.93	—	6
4407180	Knox Creek Coal Corp.	—	—	—	—	—	$—	—	—
4406804	Knox Creek Coal Corp.	31	—	—	—	—	$31.23	—	35
4602206	Litwar Processing Company, LLC	—	—	—	—	—	$—	—	—
4605872	Litwar Processing Company, LLC	3	—	—	—	—	$—	—	1
4609409	Logan County Mine Services, Inc.	—	—	—	—	—	$—	—	1
4606532	Logan Mining Company	—	—	—	—	—	$—	—	—
1505375	Long Fork Coal Company	2	—	—	—	—	$2.72	—	19
4609148	Mammoth Coal Company	4	—	—	—	—	$48.05	—	17
4603317	Mammoth Coal Company	—	—	—	—	—	$14.89	—	7
4608867	Mammoth Coal Company	—	—	—	—	—	$—	—	2

4609237	Mammoth Coal Company	27	—	2	—	—	$131.11	—	16
4607968	Mammoth Coal Company	—	—	—	—	—	$—	—	1
4607934	Mammoth Coal Company	—	—	—	—	—	$—	—	—
4607537	Mammoth Coal Company	—	—	—	—	—	$—	—	—
4609108	Mammoth Coal Company	6	—	5	—	—	$74.07	—	24
4608110	Mammoth Coal Company	—	—	—	—	—	$—	—	—
4606051	Mammoth Coal Company	—	—	—	—	—	$—	—	8
4609221	Mammoth Coal Company	3	—	—	—	—	$12.69	—	10
4608159	Mammoth Coal Company	—	—	—	—	—	$0.10	—	2
4609085	Mammoth Coal Company	—	—	—	—	—	$—	—	—
4609275	Mammoth Coal Company	—	—	—	—	—	$0.10	—	10
4609092	Marfork Coal Company	11	1	—	—	—	$94.61	—	7
4609176	Marfork Coal Company	1	—	—	—	—	$1.30	—	1
4609091	Marfork Coal Company	52	1	6	—	—	$93.69	—	16
4609212	Marfork Coal Company	—	—	—	—	—	$—	—	—
4609376	Marfork Coal Company	1	—	—	—	—	$8.71	—	—
4608315	Marfork Coal Company	16	—	—	—	—	$12.57	—	12
4608837	Marfork Coal Company	2	—	—	—	—	$11.17	—	2
4608374	Marfork Coal Company	3	—	—	—	—	$0.39	—	2
4608551	Marfork Coal Company	14	1	—	—	—	$148.55	—	13
4609240	Marfork Coal Company	—	—	—	—	—	$—	—	—
4609193	Marfork Coal Company	26	—	—	—	—	$44.11	—	15
4608856	Marfork Coal Company	—	—	—	—	—	$—	—	14
4608297	Marfork Coal Company	—	—	—	—	—	$—	—	1
4609355	Marfork Coal Company	—	—	—	—	—	$—	—	—
4609090	Marfork Coal Company	—	—	—	—	—	$—	—	—
4609199	Marfork Coal Company	—	—	—	—	—	$—	—	—
4609048	Marfork Coal Company	12	1	—	—	—	$146.41	—	1
4608914	Marfork Coal Company	—	—	—	—	—	$—	—	1
1518627	Martin County Coal Corp.	—	—	—	—	—	$—	—	2
1519193	Martin County Coal Corp.	17	—	1	—	—	$14.04	1	24
1518452	Martin County Coal Corp.	4	—	—	—	—	$0.10	—	12
1519553	Martin County Coal Corp.	—	—	—	—	—	$1.48	—	—
1519595	Martin County Coal Corp.	2	—	—	—	—	$—	—	—
1519472	Martin County Coal Corp.	—	—	—	—	—	$—	—	1
1511005	Martin County Coal Corp.	—	—	—	—	—	$—	—	5
1519235	Martin County Coal Corp.	—	—	—	—	—	$—	—	4
1505106	Martin County Coal Corp.	7	—	2	—	—	$—	—	7
1519531	Martin County Coal Corp.	3	—	—	—	—	$8.01	—	1
4609232	Massey Energy Co.	—	—	—	—	—	$—	—	—
4407170	Meadow Branch Mining Corporation	—	—	—	—	—	$—	—	—
4407186	Mill Branch Coal Corporation	9	—	—	—	—	$78.55	—	3
4407189	Mill Branch Coal Corporation	3	—	—	—	—	$18.34	—	1
1518331	New Ridge Mining Company dba Coalgood Energy Co.	—	—	—	—	—	$0.40	—	1
1505215	New Ridge Mining Company dba Coalgood Energy Co.	1	—	—	—	—	$0.30	—	—
1518423	New Ridge Mining Company dba Coalgood Energy Co.	—	—	—	—	—	$—	—	2
1519360	New Ridge Mining Company dba Coalgood Energy Co.	—	—	—	—	—	$2.40	—	1
1518340	North Fork Coal Corporation	9	—	—	—	—	$25.99	—	49
1518732	North Fork Coal Corporation	7	—	—	—	—	$4.05	—	25

4603141	Omar Mining Company	—	—	—	—	—	$—	—	5
4407150	Osaka Mining Corporation	15	—	—	—	—	$46.61	—	2
1516011	Panther Mining, LLC	—	—	—	—	—	$—	—	28
1518198	Panther Mining, LLC	9	—	—	—	—	$39.64	—	—
1519063	Panther Mining, LLC	—	—	—	—	—	$—	—	5
4407163	Paramont Coal Company Virginia, LLC.	1	—	—	—	—	$—	—	1
4407257	Paramont Coal Company Virginia, LLC.	—	—	—	—	—	$—	—	—
4407123	Paramont Coal Company Virginia, LLC.	7	—	—	—	—	$0.10	—	8
4407231	Paramont Coal Company Virginia, LLC.	1	—	—	—	—	$0.30	—	—
4407223	Paramont Coal Company Virginia, LLC.	7	—	—	—	—	$0.30	—	—
4406949	Paramont Coal Company Virginia, LLC.	—	—	—	—	—	$—	—	1
4407190	Paramont Coal Company Virginia, LLC.	—	—	—	—	—	$—	—	—
4406929	Paramont Coal Company Virginia, LLC.	18	—	—	—	—	$13.62	—	6
4407232	Paramont Coal Company Virginia, LLC.	1	—	—	—	—	$—	—	—
4405270	Paramont Coal Company Virginia, LLC.	5	—	—	—	—	$1.38	—	—
4407092	Paramont Coal Company Virginia, LLC.	—	—	—	—	—	$—	—	—
4407129	Paramont Coal Company Virginia, LLC.	12	—	—	—	—	$2.52	—	—
4407272	Paramont Coal Company Virginia, LLC.	2	—	2	—	—	$0.40	—	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	$—	—	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	$0.10	—	—
4603430	Performance Coal Company	—	—	—	—	—	$—	—	—
4608436	Performance Coal Company	24	—	2	—	—	$414.96	—	66
4608539	Performance Coal Company	—	—	—	—	—	$—	—	1
1504020	Peter Cave Mining Co.	—	—	—	—	—	$0.20	—	—
4403088	Pigeon Creek Processing Corporation	5	—	—	—	—	$—	—	1
4606880	Power Mountain Coal Company	1	—	3	—	—	$35.70	—	8
4607545	Premium Energy, LLC	12	—	1	—	—	$—	—	6
4608645	Progress Coal Company	4	—	—	—	—	$1.00	—	15
4609205	Progress Coal Company	—	—	—	—	—	$—	—	—
4605368	Rawl Sales & Processing Company, Inc.	5	—	—	—	—	$—	—	2
3608349	River Processing Corporation	—	—	—	—	—	$—	—	—
1517278	Rivereagle Corporation	—	—	—	—	—	$—	—	—
4609387	Riverside Energy Company, LLC	—	—	—	—	—	$—	—	—
4609356	Riverside Energy Company, LLC	—	—	—	—	—	$—	—	—
4608048	Riverside Energy Company, LLC	—	—	—	—	—	$—	—	—
4607983	Riverside Energy Company, LLC	—	—	—	—	—	$—	—	—
4609251	Riverside Energy Company, LLC	—	—	—	—	—	$—	—	—
1519269	Road Fork Development Company, Inc	5	—	—	—	—	$5.73	—	3
1519270	Road Fork Development Company, Inc	26	—	—	—	—	$57.73	—	21
1519453	Road Fork Development Company, Inc	1	—	—	—	—	$0.66	—	2
4605121	Rockspring Development, Inc.	50	—	2	—	—	$113.46	—	39
4608030	Rockspring Development, Inc.	—	—	—	—	—	$—	—	—
4406958	Roda Resources, LLC	—	—	—	—	—	$—	—	—
4609089	Rum Creek Coal Sales	2	—	—	—	—	$9.93	—	3
4609364	Rum Creek Coal Sales	—	—	—	—	—	$—	—	1
1517651	Sidney Coal Co. Inc., dba Rockhouse Energy Mining	14	—	—	—	—	$26.06	—	34
1519180	Sidney Coal Co. Inc., dba M3 Energy Mining Company	8	—	—	—	—	$14.81	—	33
1519097	Sidney Coal Co. Inc., dba Process Energy	29	—	—	—	—	$86.44	—	23
1507475	Sidney Coal Co. Inc., dba Solid Energy Mining	14	4	4	—	—	$68.27	—	14
1510753	Sidney Coal Co. Inc., dba Clean Energy Mining Co.	—	—	—	—	—	$114.85	—	41
1517935	Sidney Coal Co. Inc., dba Clean Energy Mining Co.	—	—	—	—	—	$—	—	1
1519382	Sidney Coal Co. Inc., dba Mt. Sterling Energy Mining	—	—	—	—	—	$0.54	—	—
1509724	Sidney Coal Company, Inc.	—	—	—	—	—	$2.06	—	10

1511162	Sidney Coal Company, Inc.	1	—	—	—	—	$0.86	—	4
1518378	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—	—
1518381	Sidney Coal Company, Inc.	17	—	5	—	—	$9.35	—	26
1518380	Sidney Coal Company, Inc.	—	—	—	—	—	$0.63	—	—
1518390	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—	—
1519247	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—	1
1511654	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—	—
1518950	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—	3
4608582	Simmons Fork Mining, Inc.	—	—	—	—	—	$—	—	—
4609026	Simmons Fork Mining, Inc.	—	—	—	—	—	$0.43	—	—
4609114	Simmons Fork Mining, Inc.	—	—	—	—	—	$—	—	—
4609269	Spartan Mining Company	1	—	—	—	—	$0.94	—	—
4608808	Spartan Mining Company	23	—	—	—	—	$300.93	—	61
4608513	Spartan Mining Company	—	—	—	—	—	$—	—	—
4609287	Spartan Mining Company	—	—	—	—	—	$—	—	—
4608387	Spartan Mining Company	—	—	—	—	—	$—	—	—
4609391	Spartan Mining Company	—	—	—	—	—	$—	—	—
4609045	Spartan Mining Company	—	—	—	—	—	$—	—	—
4608806	Spartan Mining Company	—	—	—	—	—	$—	—	—
4601544	Spartan Mining Company	14	—	1	—	—	$348.77	—	35
4609095	Spartan Mining Company	—	—	—	—	—	$—	—	—
4609263	Spartan Mining Company	—	—	—	—	—	$—	—	—
4608738	Spartan Mining Company	11	—	—	—	—	$144.77	—	19
4609165	Spartan Mining Company	—	—	—	—	—	$—	—	—
4609254	Spartan Mining Company	10	—	—	—	—	$55.93	—	15
4609238	Spartan Mining Company	—	—	—	—	—	$—	—	—
4603933	Spartan Mining Company	—	—	—	—	—	$—	—	—
4609270	Spartan Mining Company	—	—	—	—	—	$—	—	—
1517165	Stillhouse Mining, LLC	7	—	—	—	—	$29.85	—	24
1518869	Stillhouse Mining, LLC	2	—	—	—	—	$3.52	—	20
4602515	Stirrat Coal Company	—	—	—	—	—	$1.95	—	4
4609244	Support Mining Co. dba Inman Energy	24	—	18	—	—	$266.30	—	44
4603176	Talon Loadout Company	1	—	—	—	—	$—	—	1
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—	—
4403929	Twin Star Mining, Inc.	—	—	—	—	—	$—	—	—
4403658	Twin Star Mining, Inc.	—	—	—	—	—	$22.04	—	3
1519424	West Kentucky Energy Company	—	—	—	—	—	$—	—	—
4608365	White Buck Coal Company	6	1	—	—	—	$58.00	—	20
4609266	White Buck Coal Company	—	—	—	—	—	$12.79	—	6
4609154	White Buck Coal Company	9	—	—	—	—	$70.87	—	11
4608632	White Flame Energy, Inc.	3	—	—	—	—	$—	—	4

The MSHA Assessments issued during the current reporting period do not necessarily relate to the citations or orders issued by MSHA during the current reporting period or to the pending cases reported herein.

(1)   The Legal Actions include matters which were initiated prior to the current reporting period and which do not necessarily relate to the citations, orders or proposed assessments issued by MSHA during the current reporting period. All of the Legal Actions were initiated by us to contest citations, orders or proposed assessments issued by MSHA, and if we are successful, may result in reduction or dismissal of those citations, orders or assessments.